UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2021 (February 1, 2021)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 3, 2021, International Flavors & Fragrances Inc. (“IFF”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing, among other things, that it had consummated the previously announced combination of IFF and the Nutrition & Biosciences business (the “N&B Business”) of DuPont de Nemours, Inc. (“DuPont”) pursuant to that certain Agreement and Plan of Merger dated as of December 15, 2019 (the “Merger Agreement”), by and among DuPont, Nutrition & Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of DuPont (“N&B”), IFF, and Neptune Merger Sub I Inc., a Delaware corporation and wholly owned subsidiary of IFF and that certain Separation and Distribution Agreement, dated as of December 15, 2019, and amended on January 22, 2021 and February 1, 2021 (as amended, the “Separation Agreement”), by and among IFF, DuPont, N&B and Neptune Merger Sub II LLC (such combination, the “N&B Transaction”).

This Amendment No. 1 to the Original Form 8-K is being filed solely for the purpose of amending Items 9.01(a) and (b). This Form 8-K/A should be read in conjunction with the Original Form 8-K.

The pro forma financial information included as Exhibit 99.2 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project future results or financial condition that the combined company may achieve following the N&B Transaction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited condensed combined financial statements of the N&B Business as of December 31, 2019 and December 31, 2018, and for the year ended December 31, 2019, the year ended December 31, 2018, the period September 1 through December 31, 2017, and the period January 1 through August 31, 2017 including the related notes and independent auditors’ review report, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The unaudited combined condensed financial statements of the N&B Business as of September 30, 2020 and for the nine months ended September 30, 2020 and September 30, 2019 and condensed combined balance sheet as of December 31, 2019 including the related notes, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of IFF and the N&B Business for and as of the nine months ended September 30, 2020 and for the year ended December 31, 2019 is filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits.

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Nutrition & Biosciences.

23.2	Consent of PricewaterhouseCoopers LLP, independent public accounting firm of Nutrition & Biosciences.

99.1	The audited condensed combined financial statements of the N&B Business as of December 31, 2019 and December 31, 2018, and for the year ended December 31, 2019, the year ended December 31, 2018, the period September 1 through December 31, 2017, and the period January 1 through August 31, 2017 including the related notes and independent auditors’ review report, and the unaudited combined condensed financial statements of the N&B Business as of September 30, 2020 and for the nine months ended September 30, 2020 and September 30, 2019 and condensed combined balance sheet as of December 31, 2019, including the related notes.

99.2	The unaudited pro forma condensed combined financial information of IFF and the N&B Business for and as of the nine months ended September 30, 2020 and for the year ended December 31, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Robert Anderson
Name:	Robert Anderson
Title:	Senior Vice President, Corporate Controller and Chief Accounting Officer
Dated:	February 16, 2021